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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)  May 3, 1995
                                                            -----------

                                 SCIOS NOVA INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                  0-11749                95-3701481
          --------                  -------                ----------
(State of Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)         Identification No.)



             2450 Bayshore Parkway, Mountain View, California  94043
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code  (415) 966-1550
                                                           --------------

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ITEM 5.  OTHER EVENTS

     On May 3, 1995, Scios Nova Inc. announced preliminary results of its Phase III clinical study of AURICULIN-Registered Trademark- anaritide for the treatment of acute renal (kidney) failure. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


EXHIBITS.

     99.1 Press Release dated May 3, 1995









     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                        SCIOS NOVA INC.


Date:  May 5, 1995                      By: /s/ John H. Newman
                                            ------------------------------------
                                            John H. Newman
                                            Vice President of Legal Affairs


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                                INDEX TO EXHIBITS

                                 SCIOS NOVA INC.

                      Report on Form 8-K dated May 5, 1995




Exhibit       Description                          Method of Filing
- -------       -----------                          ----------------

99.1          Press Release dated May 3, 1995      Filed electronically herewith


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